AMENDMENT
                             DATED FEBRUARY 17, 2006
                                       TO
                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT
                                     BETWEEN
                                 RYDEX ETF TRUST
                                       AND
                            RYDEX DISTRIBUTORS, INC.,
                              DATED AUGUST 29, 2005

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                                  AMENDMENT TO

                                    EXHIBIT A

                                     TO THE

                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT

                              DATED AUGUST 29, 2005

                                     BETWEEN

                                 RYDEX ETF TRUST

                                       AND

                            RYDEX DISTRIBUTORS, INC.

The following amendment is made to EXHIBIT A of the Amended and Restated Distribution Agreement between Rydex ETF Trust (the "Trust") and Rydex Distributors, Inc., dated August 29, 2005, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

EXHIBIT A of the Agreement is amended, effective February 17, 2006, to read as follows:

                                    EXHIBIT A

FUND                                                              SYMBOL
----                                                              ------

Rydex S&P Equal Weight ETF                                        RSP

Rydex Russell Top 50 ETF                                          XLG

RYDEX S&P 500 PURE GROWTH ETF                                     RPG

RYDEX S&P 500 PURE VALUE ETF                                      RPV

RYDEX S&P MIDCAP 400 PURE GROWTH ETF                              RFG

RYDEX S&P MIDCAP 400 PURE VALUE ETF                               RFV

RYDEX S&P SMALLCAP 600 PURE GROWTH ETF                            RZV

RYDEX S&P SMALLCAP 600 PURE VALUE ETF                             RZG


                          ADDITIONS ARE NOTED IN BOLD.

In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 17th day of February, 2006.

                                                RYDEX ETF TRUST


                                                By:  /s/ Carl G. Verboncoeur
                                                     -----------------------
                                                Name:  Carl G. Verboncoeur
                                                Title: President


                                                RYDEX DISTRIBUTORS, INC.


                                                By:  /s/ Carl G. Verboncoeur
                                                     -----------------------
                                                Name:  Carl G. Verboncoeur
                                                Title: Chief Executive Officer